GLG International Small Cap Fund (the “Fund”)
Class C (GLGCX) and Class I (GLGSX) Shares
Series of GLG Investment Series Trust (the “Trust”)
Supplement dated February 7, 2012 to the
September 30, 2011 Statement of Additional Information
The following language replaces similar language on pages 13-15 under “Management of the Company”:
MANAGEMENT OF THE COMPANY
Trustees and Officers
     The Board of Trustees of the Trust has overall responsibility for monitoring the operations of the Trust and the Fund and for supervising the services provided by GLG Inc. (the “Adviser”) and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Fund.
     Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.
Board of Trustees

					Number of
					Portfolios,
		Term of			including
Name,	Position(s)	Office and	Principal Occupation(s)	Other	Trust, in Fund
Address(1)	Held with	Length of	During the Past Five	Directorships	Complex
and Age	the Trust	Time Served	Years	Held by Trustee	Overseen(2)
John B. Rowsell (Age 53)	Trustee(3) ; Chairman of the Board	Indefinite/Since May, 2011	President of Man Investments (USA), LLC; President of Man Investments Holdings Inc.	Man Long Short Fund Man-Glenwood Lexington (investment companies) (three funds), from January 2008 to March 2011.	2

Gregory E. Barton (Age 49)	Trustee	Indefinite/Since July, 2010	Executive Vice President/General Counsel/Secretary, TheStreet.com; General Counsel/Secretary, Martha Stewart Living Omnimedia, Inc.; Executive Vice President/General Counsel/Secretary, Ziff Davis Media Inc.	Man Long Short Fund Wisdom Tree Trust	2

Aniello A. Bianco (Age 71)	Trustee	Indefinite/Since July, 2010	Owner, Bianco Consulting LLC; Vice President, Hildebrandt International (consultancy); Management Committee Advisor/Managing Director, Chadbourne & Parke LLP	Man Long Short Fund GLG Investments PLC Cytogel Pharma LLC Bianco Consulting LLC	2

Marvin Damsma (Age 63)	Trustee	Indefinite/Since July, 2011	Director of Trust Investments, BP America Inc. (retired since March 2008)	Man Long Short Fund Man-Glenwood Lexington (investment companies) (three funds), from January 2008 to March 2011.	2

					Number of
					Portfolios,
Name,	Position(s)	Term of Office			including Trust, in
Address(2)	Held with	and Length of	Principal Occupation(s)	Other Directorships	Fund Complex
and Age	the Trust	Time Served	During the Past Five Years	Held by Trustee	Overseen(3)
Dale M. Hanson (Age 68)	Trustee	Indefinite/Since July, 2011	Principal/partner of American Partners Consulting (marketing organization)	Man Long Short Fund Man-Glenwood Lexington (investment companies) (three funds), from January 2008 to March 2011.	2

J. David Officer (Age 62)	Trustee	Since July 2010	COO/Vice Chair/Director, The Dreyfus Corporation; President/Director, MBSC Securities Corporation; President/Director, Dreyfus Service Corporation; Chairman of Board of Managers/President/CEO, Founders Asset Management; Manager of Board of Managers/President, MBSC, LLC; Chairman/Director, Dreyfus Transfer, Inc.; Director/Vice President, Dreyfus Service Organization, Inc.; Director, Seven Six Seven Agency, Inc; Director, Mellon Residential Funding Corp.; Executive Vice President, Mellon Bank, N.A., BNY Mellon, N.A., The Bank of New York Mellon; Chairman, Laurel Capital Advisors; CEO, SM ARIA; Director, Mellon United National Bank; Manager, BNY Mellon Investment Office GP LLC; President, The Dreyfus Family of Funds; Vice President, BNY Mellon Funds Trust; Chairman/President/CEO, Mellon Institutional Funds Investment Trust; Chairman/President/CEO, Mellon Institutional Funds Master Portfolio; Chairman/President/CEO, Mellon Optima L/S Strategy Fund LLC; President, Dreyfus Funds, Inc.; President/Principal Executive Officer, Dreyfus Founders Funds, Inc.; Director, Dreyfus Fund International Limited	DBX ETF Trust; Dreyfus Transfer, Inc.; Dreyfus Service Organization, Inc.; Seven Six Seven Agency, Inc.; Mellon Residential Funding Corp.; Mellon United National Bank; Dreyfus Fund International Limited; Man Long Short Fund	2

(1)	The address of each Independent Trustee of the Trust is c/o GLG Inc., 390 Park Avenue, 20th Floor, New York, New York 10022.

(2)	The Fund Complex includes Man Long Short Fund, another registered investment company advised by the Adviser’s parent.

(3)	Mr. Rowsell is an “interested person” (as defined by the 1940 Act) of the Trust (“Interested Trustee”) because of his former employment with the Adviser’s parent company, Man Investments USA Holdings Inc.

Principal Officers Who Are Not Trustees

Principal
	Position(s)	Term of Office	Occupation(s)
Name, Address(1)	Held with	and Length of	During the Past
and Age	the Trust	Time Served	Five Years
Jordan Allen (Age 48)	Chief Executive Officer	Indefinite/Since May, 2011	Head of Business Management and Chief Operating Officer of the Principal Strategy Group, Ore Hill Partners LLC; President and Partner; HFR Asset Management, LLC

Dahlila Crespo (Age 40)	Chief Financial Officer	Indefinite/January 2012	Senior Controller, Capstone Holdings Group; Vice President, Goldman Sachs

Orly Lax (Age 36)	Secretary and Chief Legal Officer	Indefinite/Since May, 2011	Head of U.S. and Product Legal teams, Man Investments USA Holdings Inc.

Sean Casey (Age 42)	Chief Compliance Officer	Indefinite/Since January 2012	Chief Compliance Officer, GLG Inc.; Compliance Officer, Man Investments-US business; Senior Deputy Compliance Officer, Vice President, Brown Brothers Harriman

(1)	The address of each Interested Trustee and executive officer of the Trust is c/o GLG Inc., 390 Park Avenue, 20th Floor, New York, New York 10022.

The following language was added on page 30 under “Dividends, Distributions and Taxes”
     Pursuant to legislation passed by Congress in 2008, if a Shareholder wants to use an Internal Revenue Service-accepted cost basis method with respect to any Fund Shares acquired after December 31, 2011, a Shareholder will have to elect to do so in writing (which may be electronic). If a Shareholder fails to affirmatively elect that method, the Fund will use average cost as its default cost basis determination method.
     That legislation also requires the Fund (or its administrative agent) to report to the Internal Revenue Service and furnish to Shareholders the cost basis information for Shares acquired after December 31, 2011. In addition to the current requirement to report the gross proceeds from the redemption of its Shares, the Fund also will be required to report the cost basis information for Shares acquired after December 31, 2011 and indicate whether they had a short-term or long-term holding period. Shareholders should consult with their tax advisers to determine the best Internal Revenue Service-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law will apply to them.